UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER: 811-21080

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Convertible Opportunities and Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville,
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President,
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois
60563-2787
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
DATE OF FISCAL YEAR END: October 31, 2009
DATE OF REPORTING PERIOD: November 1, 2008 through April 30, 2009

ITEM 1.	REPORTS TO SHAREHOLDERS

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270. 30e-1).

CALAMOS®

Investment strategies for
your serious money®

Calamos Convertible Opportunities and Income Fund (CHI)

Semiannual Report April 30, 2009

Managing Your Calamos Funds Investments

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

TABLE OF CONTENTS

Letter to Shareholders	1

Investment Team Discussion	3

Schedule of Investments	5

Statement of Assets and Liabilities	13

Statement of Operations	14

Statements of Changes In Net Assets	15

Statement of Cash Flows	16

Notes to Financial Statements	17

Financial Highlights	26

Report of Independent Registered Public Accounting Firm	27

About Closed-End Funds	30

Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan	31

The Calamos Investments Advantage	32

Calamos Closed-End Funds	33

PERSONAL ASSISTANCE
800.582.6959	Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund

YOUR FINANCIAL ADVISOR
We encourage you to talk to your financial advisor to determine how Calamos Investments can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs

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Letter to Shareholders

About the Fund

•	CHI utilizes a blend of high-yield and convertible securities to produce a stream of income paid out on a monthly basis.

•	The Fund’s dynamic asset allocation approach and broad investment universe provides enhanced opportunities to pursue income and total returns.

•	Invests primarily in U.S. markets.

Dear Fellow Shareholder:

Enclosed is your semiannual report for the six months ended April 30, 2009. We appreciate the opportunity to correspond with you. Please carefully review this report, which includes Fund commentary from our investment team. The report also includes a listing of portfolio holdings, financial data and highlights, as well as detailed information about the performance and allocations of the Fund.

Early in the reporting period, we saw a continuation of extraordinary markets that unfolded in the summer of 2008. Throughout the opening months of the period, the markets reflected the anguish around the health of the financial system. Anxiety about the credit crisis, financial and auto industries, government stimulus plans and economic data contributed to a climate of extreme investor pessimism. Even securities issued by fundamentally strong companies saw their values plummet as the markets were roiled by volatility. These widespread declines continued through March 9, when the S&P 500 bottomed out at 676.53, a 13-year low.

However, the tide changed markedly during the later portion of the period, with markets staging a robust and much-welcomed rally off March lows. Investor sentiment was boosted by improving conditions in the credit markets, signs of life in the new issue debt markets, an upturn in global trade, strengthening in the manufacturing sector, increased business activity, rebounding mortgage applications and indications of housing starts reaching a short-term bottom. Central banks and governments around the world remained focused on shoring up investor confidence and attempting to stimulate normal economic activity.

Given the recent extreme gyrations, many investors wonder if the markets are poised for a lasting rebound or if another downturn looms ahead. The fact remains that bear and bull markets can only be identified in hindsight. Because of this, we caution against trying to “time” the turns. Instead, we encourage investors to follow a patient and disciplined approach, guided by their long-term objectives and risk tolerance. It’s important to remember that opportunities exist in turbulent types of market environments. We believe the difference is that in the down markets, experience matters.

Since our early days in the 1970s, we’ve invested through many difficult periods. Although every market is different, we believe that our time-tested one team, one process approach, long-term perspective and exacting independent research will allow us to position the Fund advantageously for the road ahead. We comprehensively evaluate companies and securities on their independent merits, within each portfolio as a whole, and also within the context of the evolving political and economic landscape.

Systemic risk has begun to abate; we have seen encouraging signs that the investing environment has improved. However, the global economy must address a confluence of economic, political and market influences. This will take time, and trial and error. We would not be surprised if we see volatile sideways-moving markets for the next several years. Nonetheless, we are looking positively to the future. We believe that emotion-driven selling has created select opportunities for long-term investors, across numerous asset classes. Many securities are trading at extremely attractive prices given their issuers’ underlying fundamentals.

Convertible Opportunities and Income Fund Letter to Shareholders SEMIANNUAL REPORT	1

Letter to Shareholders

Broadly speaking, we continue to favor issuers with stronger balance sheets and the ability to grow without relying on the capital markets. We emphasize companies with global leadership positions, well-recognized brands and capable management teams. Our investment process also reflects long-term thematic influences, such as productivity improvements, globalization, and infrastructure building.

Shortly after the beginning of the reporting period, the Fund’s Board of Trustees elected to reduce the distributions in response to the very challenging market environment. We believe that the Fund’s current distribution rate remains competitive in this interest rate environment, compared to other investment vehicles. The Board continues to monitor economic conditions and will set the distribution rate accordingly.

The Fund’s Board of Directors also recently reviewed the costs and benefits associated with refinancing the Fund’s outstanding Auction Rate Preferred Securities and concluded that such refinancing in today’s low interest rate environment was in the best interest of both common and preferred shareholders of the Calamos funds. More information regarding the refinancing will be made available in upcoming announcements.

If you have any questions about your portfolio, please speak to your financial advisor or contact us at 800.582.6959, Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time. I also encourage you to visit our website at calamos.com on a regular basis, for updated commentary and more information about your funds.

We thank you for the opportunity to help you achieve your investment goals and look forward to serving you in the years to come.

Sincerely,

John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC

This report is for informational purposes only and should not be considered investment advice.

2	Convertible Opportunities and Income Fund SEMIANNUAL REPORT Letter to Shareholders

Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the 6-month period ended April 30, 2009.

 TOTAL RETURN*
Common Shares – Inception 06/26/02

	6		Since
	Months	1 Year	Inception**

On Share Price	6.79%	-32.39%	4.51%
On NAV	21.42%	-26.15%	5.70%
*Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of income and capital gains distributions.
**Annualized since inception.

 SECTOR ALLOCATION

Consumer Discretionary	17.4%
Information Technology	16.5
Energy	10.7
Consumer Staples	10.5
Materials	10.3
Financials	10.2
Health Care	8.7
Industrials	8.4
Telecommunication Services	4.3
Utilities	0.5
Sector allocations are based on managed assets and may vary over time.

Calamos Convertible Opportunities and Income Fund (CHI) seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below-investment-grade (high-yield) fixed-income securities. The Fund’s enhanced fixed-income strategy spans the credit quality range and uses a variety of debt instruments to achieve its objective. The strategy provides an alternative to investment-grade fixed-income instruments. With an overall bias toward higher quality securities, the Fund outperformed the high-yield and convertible markets on a net asset value (NAV) basis.

The underlying portfolio (as represented by net asset value, or NAV) of Calamos Convertible Opportunities and Income Fund (CHI) rose 21.42% for the 6-month period ended April 30, 2009. In comparison, the Credit Suisse High Yield Index1 rose 12.39% and the Merrill Lynch All U.S. Convertibles Ex Mandatory Index2 rose 10.75%. On a market price basis, the Fund returned 6.79% assuming reinvestment of distributions.

Overall, security selection and sector allocation added to relative returns during the period versus the Credit Suisse High Yield Index. Security selection in the information-technology sector, in particular in the semiconductors and application software industries, added the most value during the period. An overweight position and issue selection in the consumer-staples sector, in particular in the packaged foods industry, also added to relative returns. Issue selection and an underweight position to the consumer-discretionary sector, especially in the Internet and catalog retail industry, added to relative returns.

 SINCE INCEPTION MARKET PRICE AND NAV HISTORY

The portfolio’s bias to higher quality issues helped performance. Within the Credit Suisse High Yield index, the higher quality tiers (BBB & BB rated) outperformed the lower quality tiers (B & CCC rated) during the period. Convertible bonds within the portfolio outperformed straight corporate bonds as convertibles reverted to fair value from the recent extreme discounts that reached their lows just prior to the end of October.

Convertible Opportunities and Income Fund Investment Team Discussion SEMIANNUAL REPORT	3

Investment Team Discussion

In contrast, weak selection in the financial sector detracted the most value during the quarter as our selected names in the diversified financial services and consumer finance industries underperformed. While some deeply depressed bonds have had gains this year (financial-sector corporate bonds were the best performers in the index during the period), we are not convinced the time is right to re-enter the sector. An underweight position in the telecommunication-services sector detracted from relative returns.

1 The Credit Suisse High Yield Index is an unmanaged index of high yield debt securities. Source: Mellon Analytical Solutions, LLC.

2 The Merrill Lynch All U.S. Convertibles Ex Mandatory Index represents the U.S. convertibles market excluding mandatory convertibles. Source: Mellon Analytical Solutions, LLC.

4	Convertible Opportunities and Income Fund SEMIANNUAL REPORT Investment Team Discussion

Schedule of Investments

 APRIL 30, 2009 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

CORPORATE BONDS (79.8%)
		Consumer Discretionary (18.8%)
3,446,000		Asbury Automotive Group, Inc. 7.625%, 03/15/17	$2,084,830
2,954,000		Cooper Tire & Rubber Company 8.000%, 12/15/19	1,624,700
1,492,000		D.R. Horton, Inc.≠ 7.875%, 08/15/11	1,484,540
522,000		DIRECTV Financing Company, Inc. 8.375%, 03/15/13	532,440
5,194,000		DISH Network Corp. 7.125%, 02/01/16	4,882,360
9,355,000		Expedia, Inc. 7.456%, 08/15/18	8,513,050
3,446,000		GameStop Corp. 8.000%, 10/01/12	3,514,920
		General Motors Corp.∧**
8,862,000		7.200%, 01/15/11	1,019,130
1,477,000		7.125%, 07/15/13	147,700
8,370,000		Goodyear Tire & Rubber Company 7.000%, 03/15/28	4,980,150
5,662,000		Hanesbrands, Inc.‡ 5.698%, 12/15/14	4,359,740
3,939,000		Hasbro, Inc.≠ 6.600%, 07/15/28	3,269,874
2,954,000		Interpublic Group of Companies, Inc. 7.250%, 08/15/11	2,761,990
2,718,000		Jarden Corp.∧ 7.500%, 05/01/17	2,419,020
2,730,000		Kellwood Company 7.625%, 10/15/17	136,500
2,954,000		Liberty Media Corp. 8.250%, 02/01/30	1,888,244
17,232,000		MGM Mirage∧ 8.375%, 02/01/11	7,151,280
1,694,000		Oxford Industries, Inc. 8.875%, 06/01/11	1,414,490
4,923,000		Phillips-Van Heusen Corp. 8.125%, 05/01/13	4,849,155
		Pulte Homes, Inc.
1,379,000		8.125%, 03/01/11	1,385,895
985,000		7.875%, 08/01/11	987,463
		Royal Caribbean Cruises, Ltd.
4,923,000		7.500%, 10/15/27	3,101,490
2,462,000		7.000%, 06/15/13	1,920,360
985,000		7.250%, 06/15/16	659,950
		Service Corp. International
6,893,000		7.500%, 04/01/27≠	5,359,307
1,969,000		7.625%, 10/01/18	1,806,558
985,000		Sotheby’s Holdings, Inc.≠* 7.750%, 06/15/15	714,125
2,196,000		Toll Brothers, Inc. 8.250%, 02/01/11	2,190,510
12,506,000		Vail Resorts, Inc.≠ 6.750%, 02/15/14	11,317,930
4,923,000		Warnaco Group, Inc. 8.875%, 06/15/13	4,947,615
985,000	GBP	Warner Music Group Corp. 8.125%, 04/15/14	837,866

			92,263,182

		Consumer Staples (11.5%)
4,303,000		Alliance One International, Inc.≠ 8.500%, 05/15/12	3,851,185
		Anheuser-Busch InBev, NV
9,847,000		5.500%, 01/15/18≠	9,327,925
985,000		5.000%, 03/01/19~	856,482
4,923,000		Chattem, Inc. 7.000%, 03/01/14	4,775,310
5,416,000		Chiquita Brands International, Inc.∧ 8.875%, 12/01/15	4,630,680
1,969,000		Constellation Brands, Inc. 7.250%, 09/01/16	1,909,930
5,120,000		Del Monte Foods Company 8.625%, 12/15/12	5,248,000
3,446,000		NBTY, Inc. 7.125%, 10/01/15	3,118,630
		Pilgrim’s Pride Corp.**
6,450,000		8.375%, 05/01/17	4,498,875
1,674,000		7.625%, 05/01/15∧	1,351,755
		Reynolds American, Inc.≠
5,416,000		7.300%, 07/15/15	4,944,824
2,954,000		7.625%, 06/01/16	2,688,140
2,954,000		7.250%, 06/15/37	2,231,579
9,847,000		Smithfield Foods, Inc.≠ 7.750%, 05/15/13	6,991,370

			56,424,685

		Energy (12.4%)
6,844,000		Arch Western Finance, LLC≠ 6.750%, 07/01/13	6,005,610
3,609,000		Bristow Group, Inc. 7.500%, 09/15/17	2,941,335
		Chesapeake Energy Corp.
8,862,000		7.500%, 06/15/14	8,418,900
2,728,000		6.875%, 11/15/20	2,236,960
1,969,000		Complete Production Services, Inc. 8.000%, 12/15/16	1,466,905
2,954,000		Comstock Resources, Inc. 6.875%, 03/01/12	2,688,140
2,954,000		Forest Oil Corp. 8.000%, 12/15/11	2,917,075
3,387,000		Frontier Oil Corp. 8.500%, 09/15/16	3,370,065
1,969,000		GulfMark Offshore, Inc. 7.750%, 07/15/14	1,663,805

Convertible Opportunities and Income Fund Schedule of Investments SEMIANNUAL REPORT	5

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2009 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

7,484,000		Helix Energy Solutions Group, Inc.* 9.500%, 01/15/16	$5,351,060
1,477,000		Hornbeck Offshore Services, Inc. 6.125%, 12/01/14	1,225,910
5,514,000		Petrohawk Energy Corp. 7.125%, 04/01/12	5,169,375
1,836,000		Range Resources Corp. 7.375%, 07/15/13	1,803,870
3,446,000		Superior Energy Services, Inc.≠ 6.875%, 06/01/14	3,032,480
2,683,000		Valero Energy Corp.≠ 7.500%, 06/15/15	2,671,004
		Williams Companies, Inc.
9,847,000		7.750%, 06/15/31	8,390,048
1,969,000		7.500%, 01/15/31	1,633,262

			60,985,804

		Financials (6.0%)
		Ford Motor Credit Company, LLC
5,908,000		8.625%, 11/01/10	5,230,624
4,923,000		9.875%, 08/10/11	4,309,914
		Leucadia National Corp.
5,879,000		8.125%, 09/15/15	4,967,755
2,954,000		7.000%, 08/15/13	2,555,210
5,416,000		Nuveen Investments, Inc.* 10.500%, 11/15/15	2,762,160
1,674,000		Omega Healthcare Investors, Inc. 7.000%, 04/01/14	1,569,375
2,475,000		Senior Housing Properties Trust∧ 7.875%, 04/15/15	2,178,000
9,847,000		SLM Corp.~ 8.450%, 06/15/18	6,005,548

			29,578,586

		Health Care (0.3%)
1,674,000		Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	1,648,890

		Industrials (6.1%)
2,954,000		BE Aerospace, Inc. 8.500%, 07/01/18	2,680,755
1,231,000		Belden, Inc. 7.000%, 03/15/17	1,089,435
985,000		Cummins, Inc.≠ 7.125%, 03/01/28	730,575
1,881,000		Deluxe Corp.≠ 7.375%, 06/01/15	1,457,775
2,954,000		Gardner Denver, Inc. 8.000%, 05/01/13	2,592,135
2,462,000		GATX Corp.~ 8.875%, 06/01/09	2,466,210
1,576,000		H&E Equipment Service, Inc. 8.375%, 07/15/16	1,079,560
2,462,000		Interline Brands, Inc. 8.125%, 06/15/14	2,363,520
1,969,000		Kansas City Southern 13.000%, 12/15/13	2,096,985
2,403,000		SPX Corp. 7.625%, 12/15/14	2,384,978
6,893,000		Terex Corp.≠ 7.375%, 01/15/14	6,134,770
2,954,000		Trinity Industries, Inc. 6.500%, 03/15/14	2,429,665
3,422,000		Wesco Distribution, Inc. 7.500%, 10/15/17	2,626,385

			30,132,748

		Information Technology (11.0%)
2,954,000		Agilent Technologies, Inc.≠ 6.500%, 11/01/17	2,446,128
		Amkor Technology, Inc.
7,385,000		9.250%, 06/01/16	6,461,875
2,816,000		7.750%, 05/15/13	2,520,320
1,969,000		Celestica, Inc. 7.875%, 07/01/11	1,959,155
4,923,000		Flextronics International, Ltd. 6.500%, 05/15/13	4,639,927
4,480,000		Freescale Semiconductor, Inc. 8.875%, 12/15/14	1,545,600
5,416,000		Jabil Circuit, Inc. 8.250%, 03/15/18	4,495,280
3,574,000		Lender Processing Services, Inc. 8.125%, 07/01/16	3,556,130
		Lexmark International, Inc.≠
1,969,000		5.900%, 06/01/13	1,780,956
1,477,000		6.650%, 06/01/18	1,181,600
1,477,000		Motorola, Inc. 8.000%, 11/01/11	1,475,012
985,000		National Semiconductor Corp. 6.150%, 06/15/12	887,746
3,446,000		Seagate Technology 6.800%, 10/01/16	2,498,350
5,957,000		SunGard Data Systems, Inc. 9.125%, 08/15/13	5,718,720
		Xerox Corp.
9,355,000		8.000%, 02/01/27≠	6,552,710
6,893,000		7.625%, 06/15/13~	6,346,971

			54,066,480

		Materials (7.3%)
1,969,000		Anglo American, PLC*≠ 9.375%, 04/08/14	2,045,220
1,765,000		Boise Cascade Holdings, LLC 7.125%, 10/15/14	789,838
		Ineos Group Holdings, PLC*
4,727,000	EUR	7.875%, 02/15/16	1,078,865
985,000		8.500%, 02/15/16	152,675

6	Convertible Opportunities and Income Fund SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2009 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE

4,923,000	Mosaic Company*≠ 7.625%, 12/01/16	$4,954,650
3,939,000	Neenah Paper, Inc. 7.375%, 11/15/14	1,595,295
7,878,000	Sealed Air Corp.*≠ 6.875%, 07/15/33	5,202,166
1,969,000	Southern Copper Corp.≠ 7.500%, 07/27/35	1,560,826
2,639,000	Steel Dynamics, Inc.* 7.750%, 04/15/16	2,098,005
7,705,000	Terra Industries, Inc. 7.000%, 02/01/17	7,281,225
1,969,000	Texas Industries, Inc. 7.250%, 07/15/13	1,634,270
	Union Carbide Corp.≠
3,939,000	7.500%, 06/01/25	2,598,113
3,053,000	7.875%, 04/01/23	2,243,995
3,151,000	Westlake Chemical Corp. 6.625%, 01/15/16	2,442,025

		35,677,168

	Telecommunication Services (5.8%)
4,638,000	CenturyTel, Inc.≠ 6.875%, 01/15/28	3,404,993
6,007,000	Frontier Communications Corp. 9.000%, 08/15/31	4,805,600
5,908,000	Leap Wireless International, Inc. 9.375%, 11/01/14	5,878,460
5,908,000	Qwest Communications International, Inc. 7.750%, 02/15/31	4,224,220
9,847,000	Sprint Nextel Corp.≠ 7.375%, 08/01/15	7,077,531
3,939,000	Syniverse Technologies, Inc.≠ 7.750%, 08/15/13	3,367,845

		28,758,649

	Utilities (0.6%)
5,416,000	Energy Future Holdings Corp. 10.250%, 11/01/15	3,100,660

	TOTAL CORPORATE BONDS (Cost $495,352,190)	392,636,852

CONVERTIBLE BONDS (29.8%)
	Consumer Discretionary (2.7%)
	Interpublic Group of Companies, Inc.
4,000,000	4.750%, 03/15/23~	3,495,000
1,000,000	4.250%, 03/15/23	903,750
10,000,000	Liberty Media Corp. (Time Warner, Inc.) ≠Δ 3.125%, 03/30/23	8,237,500
1,870,000	Liberty Media Corp. (Viacom, CBS Corp. - Class B)Δ 3.250%, 03/15/31	698,912

		13,335,162

	Energy (2.2%)
8,500,000	Chesapeake Energy Corp. 2.250%, 12/15/38	4,749,375
9,500,000	SeaDrill, Ltd. 3.625%, 11/08/12	6,365,000

		11,114,375

	Financials (1.8%)
	Health Care REIT, Inc.≠
4,270,000	4.750%, 07/15/27	3,997,787
1,000,000	4.750%, 12/01/26	957,500
5,000,000	SVB Financial Group*≠ 3.875%, 04/15/11	3,981,250

		8,936,537

	Health Care (5.8%)
8,500,000	Cubist Pharmaceuticals, Inc.≠ 2.250%, 06/15/13	7,086,875
16,000,000	Life Technologies Corp. 3.250%, 06/15/25	16,140,000
5,500,000	Millipore Corp. 3.750%, 06/01/26	5,273,125

		28,500,000

	Industrials (4.5%)
4,500,000	Energy Conversion Devices, Inc.≠ 3.000%, 06/15/13	2,795,625
10,500,000	L-3 Communications Holdings, Inc. ≠ 3.000%, 08/01/35	10,552,500
2,500,000	Quanta Services, Inc.≠ 3.750%, 04/30/26	2,862,500
10,500,000	Trinity Industries, Inc. 3.875%, 06/01/36	5,893,125

		22,103,750

	Information Technology (11.8%)
8,000,000	Blackboard, Inc. 3.250%, 07/01/27	7,560,000
5,500,000	Euronet Worldwide, Inc.≠ 3.500%, 10/15/25	4,489,375
8,500,000	Informatica Corp.≠ 3.000%, 03/15/26	8,765,625
23,250,000	Intel Corp.∧ 2.950%, 12/15/35	20,053,125
16,500,000	Linear Technology Corp. 3.000%, 05/01/27	13,756,875
4,000,000	ON Semiconductor Corp.≠ 2.625%, 12/15/26	3,270,000

		57,895,000

Convertible Opportunities and Income Fund Schedule of Investments SEMIANNUAL REPORT	7

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2009 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

		Materials (1.0%)
4,010,000		Newmont Mining Corp.≠ 3.000%, 02/15/12	$4,786,938

		TOTAL CONVERTIBLE BONDS (Cost $175,906,622)	146,671,762

SYNTHETIC CONVERTIBLE SECURITIES (1.5%)
Corporate Bonds (1.2%)
		Consumer Discretionary (0.3%)
54,000		Asbury Automotive Group, Inc. 7.625%, 03/15/17	32,670
46,000		Cooper Tire & Rubber Company 8.000%, 12/15/19	25,300
23,000		D.R. Horton, Inc.≠ 7.875%, 08/15/11	22,885
8,000		DIRECTV Financing Company, Inc. 8.375%, 03/15/13	8,160
81,000		DISH Network Corp. 7.125%, 02/01/16	76,140
145,000		Expedia, Inc. 7.456%, 08/15/18	131,950
54,000		GameStop Corp. 8.000%, 10/01/12	55,080
		General Motors Corp.∧**
138,000		7.200%, 01/15/11	15,870
23,000		7.125%, 07/15/13	2,300
130,000		Goodyear Tire & Rubber Company 7.000%, 03/15/28	77,350
88,000		Hanesbrands, Inc. ‡ 5.698%, 12/15/14	67,760
61,000		Hasbro, Inc.≠ 6.600%, 07/15/28	50,638
46,000		Interpublic Group of Companies, Inc. 7.250%, 08/15/11	43,010
42,000		Jarden Corp.∧ 7.500%, 05/01/17	37,380
42,000		Kellwood Company 7.625%, 10/15/17	2,100
46,000		Liberty Media Corp. 8.250%, 02/01/30	29,404
268,000		MGM Mirage∧ 8.375%, 02/01/11	111,220
26,000		Oxford Industries, Inc. 8.875%, 06/01/11	21,710
77,000		Phillips-Van Heusen Corp. 8.125%, 05/01/13	75,845
		Pulte Homes, Inc.
21,000		8.125%, 03/01/11	21,105
15,000		7.875%, 08/01/11	15,038
		Royal Caribbean Cruises, Ltd.
77,000		7.500%, 10/15/27	48,510
38,000		7.000%, 06/15/13	29,640
15,000		7.250%, 06/15/16	10,050
		Service Corp. International
107,000		7.500%, 04/01/27≠	83,192
31,000		7.625%, 10/01/18	28,443
15,000		Sotheby’s Holdings, Inc.*≠ 7.750%, 06/15/15	10,875
34,000		Toll Brothers, Inc. 8.250%, 02/01/11	33,915
194,000		Vail Resorts, Inc.≠ 6.750%, 02/15/14	175,570
77,000		Warnaco Group, Inc. 8.875%, 06/15/13	77,385
15,000	GBP	Warner Music Group Corp. 8.125%, 04/15/14	12,759

			1,433,254

		Consumer Staples (0.2%)
67,000		Alliance One International, Inc.≠ 8.500%, 05/15/12	59,965
		Anheuser-Busch InBev, NV
153,000		5.500%, 01/15/18≠	144,935
15,000		5.000%, 03/01/19~	13,043
77,000		Chattem, Inc. 7.000%, 03/01/14	74,690
84,000		Chiquita Brands International, Inc.∧ 8.875%, 12/01/15	71,820
31,000		Constellation Brands, Inc. 7.250%, 09/01/16	30,070
80,000		Del Monte Foods Company 8.625%, 12/15/12	82,000
54,000		NBTY, Inc. 7.125%, 10/01/15	48,870
		Pilgrim’s Pride Corp.**
100,000		8.375%, 05/01/17	69,750
26,000		7.625%, 05/01/15∧	20,995
		Reynolds American, Inc.≠
84,000		7.300%, 07/15/15	76,692
46,000		7.625%, 06/01/16	41,860
46,000		7.250%, 06/15/37	34,750
153,000		Smithfield Foods, Inc.≠ 7.750%, 05/15/13	108,630

			878,070

		Energy (0.2%)
106,000		Arch Western Finance, LLC≠ 6.750%, 07/01/13	93,015
56,000		Bristow Group, Inc. 7.500%, 09/15/17	45,640
		Chesapeake Energy Corp.
138,000		7.500%, 06/15/14	131,100
42,000		6.875%, 11/15/20	34,440

8	Convertible Opportunities and Income Fund SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2009 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE

31,000	Complete Production Services, Inc. 8.000%, 12/15/16	$23,095
46,000	Comstock Resources, Inc. 6.875%, 03/01/12	41,860
46,000	Forest Oil Corp. 8.000%, 12/15/11	45,425
53,000	Frontier Oil Corp. 8.500%, 09/15/16	52,735
31,000	GulfMark Offshore, Inc. 7.750%, 07/15/14	26,195
116,000	Helix Energy Solutions Group, Inc.* 9.500%, 01/15/16	82,940
23,000	Hornbeck Offshore Services, Inc. 6.125%, 12/01/14	19,090
86,000	Petrohawk Energy Corp. 7.125%, 04/01/12	80,625
29,000	Range Resources Corp. 7.375%, 07/15/13	28,493
54,000	Superior Energy Services, Inc.≠ 6.875%, 06/01/14	47,520
42,000	Valero Energy Corp.≠ 7.500%, 06/15/15	41,812
	Williams Companies, Inc.
153,000	7.750%, 06/15/31	130,362
31,000	7.500%, 01/15/31	25,714

		950,061

	Financials (0.1%)
	Ford Motor Credit Company, LLC
92,000	8.625%, 11/01/10	81,452
77,000	9.875%, 08/10/11	67,411
	Leucadia National Corp.
91,000	8.125%, 09/15/15	76,895
46,000	7.000%, 08/15/13	39,790
84,000	Nuveen Investments, Inc.* 10.500%, 11/15/15	42,840
26,000	Omega Healthcare Investors, Inc. 7.000%, 04/01/14	24,375
38,000	Senior Housing Properties Trust∧ 7.875%, 04/15/15	33,440
153,000	SLM Corp.~ 8.450%, 06/15/18	93,312

		459,515

	Health Care (0.0%)
26,000	Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	25,610

	Industrials (0.1%)
46,000	BE Aerospace, Inc. 8.500%, 07/01/18	41,745
19,000	Belden, Inc. 7.000%, 03/15/17	16,815
15,000	Cummins, Inc.≠ 7.125%, 03/01/28	11,126
29,000	Deluxe Corp.≠ 7.375%, 06/01/15	22,475
46,000	Gardner Denver, Inc. 8.000%, 05/01/13	40,365
38,000	GATX Corp.~ 8.875%, 06/01/09	38,065
24,000	H&E Equipment Service, Inc. 8.375%, 07/15/16	16,440
38,000	Interline Brands, Inc. 8.125%, 06/15/14	36,480
31,000	Kansas City Southern 13.000%, 12/15/13	33,015
37,000	SPX Corp. 7.625%, 12/15/14	36,722
107,000	Terex Corp.≠ 7.375%, 01/15/14	95,230
46,000	Trinity Industries, Inc. 6.500%, 03/15/14	37,835
53,000	Wesco Distribution, Inc. 7.500%, 10/15/17	40,677

		466,990

	Information Technology (0.1%)
46,000	Agilent Technologies, Inc.≠ 6.500%, 11/01/17	38,091
	Amkor Technology, Inc.
115,000	9.250%, 06/01/16	100,625
44,000	7.750%, 05/15/13	39,380
31,000	Celestica, Inc. 7.875%, 07/01/11	30,845
77,000	Flextronics International, Ltd. 6.500%, 05/15/13	72,573
70,000	Freescale Semiconductor, Inc. 8.875%, 12/15/14	24,150
84,000	Jabil Circuit, Inc. 8.250%, 03/15/18	69,720
56,000	Lender Processing Services, Inc. 8.125%, 07/01/16	55,720
	Lexmark International, Inc.≠
31,000	5.900%, 06/01/13	28,040
23,000	6.650%, 06/01/18	18,400
23,000	Motorola, Inc. 8.000%, 11/01/11	22,969
15,000	National Semiconductor Corp. 6.150%, 06/15/12	13,519
54,000	Seagate Technology 6.800%, 10/01/16	39,150
93,000	SunGard Data Systems, Inc. 9.125%, 08/15/13	89,280
	Xerox Corp.
145,000	8.000%, 02/01/27≠	101,565

Convertible Opportunities and Income Fund Schedule of Investments SEMIANNUAL REPORT	9

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2009 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

107,000		7.625%, 06/15/13~	$98,524

			842,551

		Materials (0.1%)
31,000		Anglo American, PLC*≠ 9.375%, 04/08/14	32,200
27,000		Boise Cascade Holdings, LLC 7.125%, 10/15/14	12,082
		Ineos Group Holdings, PLC*
73,000	EUR	7.875%, 02/15/16	16,661
15,000		8.500%, 02/15/16	2,325
77,000		Mosaic Company*≠ 7.625%, 12/01/16	77,495
61,000		Neenah Paper, Inc. 7.375%, 11/15/14	24,705
122,000		Sealed Air Corp.*≠ 6.875%, 07/15/33	80,561
31,000		Southern Copper Corp.≠ 7.500%, 07/27/35	24,574
41,000		Steel Dynamics, Inc.* 7.750%, 04/15/16	32,595
120,000		Terra Industries, Inc. 7.000%, 02/01/17	113,400
31,000		Texas Industries, Inc. 7.250%, 07/15/13	25,730
		Union Carbide Corp.≠
61,000		7.500%, 06/01/25	40,235
47,000		7.875%, 04/01/23	34,546
49,000		Westlake Chemical Corp. 6.625%, 01/15/16	37,975

			555,084

		Telecommunication Services (0.1%)
72,000		CenturyTel, Inc.≠ 6.875%, 01/15/28	52,859
93,000		Frontier Communications Corp. 9.000%, 08/15/31	74,400
92,000		Leap Wireless International, Inc. 9.375%, 11/01/14	91,540
92,000		Qwest Communications International, Inc. 7.750%, 02/15/31	65,780
153,000		Sprint Nextel Corp.≠ 7.375%, 08/01/15	109,969
61,000		Syniverse Technologies, Inc.≠ 7.750%, 08/15/13	52,155

			446,703

		Utilities (0.0%)
84,000		Energy Future Holdings Corp. 10.250%, 11/01/15	48,090

		TOTAL CORPORATE BONDS	6,105,928

NUMBER OF
CONTRACTS			VALUE

Purchased Options (0.3%)#
		Consumer Discretionary (0.1%)
		Nike, Inc. - Class B
530		Call, 01/16/10, Strike $60.00	235,850
450		Call, 01/16/10, Strike $70.00	85,500

			321,350

		Consumer Staples (0.1%)
1,070		Sysco Corp. Call, 01/16/10, Strike $30.00	42,800
825		Walgreen Company Call, 01/16/10, Strike $32.50	233,063

			275,863

		Health Care (0.0%)
550		Gilead Sciences, Inc. Call, 01/16/10, Strike $55.00	130,625

		Information Technology (0.1%)
65		Apple, Inc. Call, 01/16/10, Strike $170.00	29,575
		QUALCOMM, Inc.
500		Call, 01/16/10, Strike $45.00	213,750
415		Call, 01/16/10, Strike $50.00	106,240

			349,565

		TOTAL PURCHASED OPTIONS	1,077,403

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $11,555,424)	7,183,331

NUMBER OF
SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (21.4%)
		Consumer Discretionary (0.9%)
6,750		Stanley Works‡≠ 5.125%	4,515,750

		Consumer Staples (2.9%)
295,000		Archer Daniels Midland Company≠ 6.250%	9,888,400
		Bunge, Ltd.
22,000		4.875%	1,515,250
5,500		5.125%	2,681,250

			14,084,900

		Financials (5.6%)
160,000		Affiliated Managers Group, Inc.≠ 5.100%	4,280,000
140,000		American International Group, Inc. 8.500%	715,400
15,500		Bank of America Corp. 7.250%	9,067,500
302,800		Citigroup, Inc. 6.500%	9,568,480

10	Convertible Opportunities and Income Fund SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2009 (UNAUDITED)

NUMBER OF
SHARES			VALUE

55,000		Reinsurance Group of America, Inc.≠ 5.750%	$2,296,250
2,500		Wells Fargo & Company 7.500%	1,545,000

			27,472,630

		Health Care (6.0%)
2,000		Mylan, Inc. 6.500%	1,704,000
132,000		Schering-Plough Corp. 6.000%	27,883,680

			29,587,680

		Materials (6.0%)
200,000		Freeport-McMoRan Copper & Gold, Inc. 6.750%	13,800,000
1,400	CHF	Givaudan, SA 5.375%	8,279,669
220,000		Vale Capital, Ltd. (Companhia Vale do Rio Doce)Δ 5.500%	7,702,200

			29,781,869

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $163,278,403)	105,442,829

COMMON STOCKS (3.2%)
		Consumer Discretionary (1.6%)
96,119		Amazon.com, Inc.#≠	7,739,502

		Financials (0.6%)
107,700		MetLife, Inc.≠	3,204,075

		Industrials (1.0%)
175,608		Avery Dennison Corp.≠	5,046,974

		TOTAL COMMON STOCKS (Cost $20,323,560)	15,990,551

NUMBER OF
CONTRACTS			VALUE

PUT OPTIONS (0.0%)#
		Financials (0.0%)
830		SVB Financial Group Put, 01/16/10, Strike $10 (Cost $142,763)	114,125

NUMBER OF
SHARES			VALUE

INVESTMENT IN AFFILIATED FUND (1.8%)
8,935,825		Calamos Government Money Market Fund - Class I SharesΩ (Cost $8,935,825)	8,935,825

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (2.7%)
13,116,000		Goldman Sachs Financial Square Prime Obligations Fund	13,116,000
136,094		Bank of New York Institutional Cash Reserve Series Bπ	17,692

		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $13,252,094)	13,133,692

TOTAL INVESTMENTS (140.2%) (Cost $888,746,881)			690,108,967

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.7%)			(13,252,094)

LIABILITIES, LESS OTHER ASSETS (-16.4%)			(80,575,706)

PREFERRED SHARES AT REDEMPTION VALUE INCLUDING DIVIDENDS PAYABLE (-21.1%)			(104,011,485)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)			$492,269,682

NUMBER OF
CONTRACTS			VALUE

WRITTEN OPTIONS (-1.4%)
		Financials (-1.4%)#
790		MetLife, Inc. Call, 09/19/09, Strike $25.00	(655,700)
		SPDR Trust Series 1
1,200		Call, 06/20/09, Strike $78.00	(1,263,000)
1,200		Call, 06/20/09, Strike $77.00	(1,362,000)
1,175		Call, 05/16/09, Strike $76.00	(1,318,938)
1,034		Call, 05/16/09, Strike $72.00	(1,563,925)
750		Call, 06/20/09, Strike $81.00	(613,125)

		TOTAL WRITTEN OPTIONS (Premium $2,030,235)	(6,776,688)

NOTES TO SCHEDULE OF INVESTMENTS

≠	Security, or portion of security, is held in a segregated account as collateral for loans aggregating a total value of $217,196,033.
∧	Security, or portion of security, is on loan.
‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2009.
*	144A securities are those that are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are generally issued to qualified institutional buyers (”QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is exempt from registration (e.g. a sale to another QIB), or the security must be registered for public sale. At April 30, 2009, the market value of 144A securities that were not subject to mandatory issuer registration obligations is $12,591,924 or 2.6% of net assets applicable to common shareholders.
~	Security, or portion of security, is held in a segregated account as collateral for written options aggregating a total value of $19,413,155.
Δ	Securities exchangeable or convertible into securities of one or more entities different than the issuer. Each entity is identified in the parenthetical.

Convertible Opportunities and Income Fund Schedule of Investments SEMIANNUAL REPORT	11

See accompanying Notes to Financial Statements

Schedule of Investments

 APRIL 30, 2009 (UNAUDITED)

**	Pilgrim’s Pride Corp. and General Motors Corp. filed for bankruptcy protection on December 1, 2008 and June 1, 2009, respectively.
#	Non-income producing security.
Ω	Investment in affiliated fund. During the period from November 1, 2008 through April 30, 2009, the fund had net purchases of $6.537,838 and earned $51,837 in dividends from the affiliated fund. As of October 31, 2008, the fund had holdings of $2,397,987 in the affiliated fund.
π	On September 15, 2008, Lehman Brothers Holdings, Inc., the sole holding of the Bank of New York Institutional Cash Reserve Fund Series B (a series of such fund created to isolate such Lehman exposure), filed for bankruptcy protection. Such securities are being valued in accordance with valuation procedures approved by the board of trustees.

FOREIGN CURRENCY ABBREVIATIONS

CHF	Swiss Franc
EUR	European Monetary Unit
GBP	British Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date shown on options represents the expiration date on the option contract. The option contract may be exercised at any date on or before the date shown.

INTEREST RATE SWAPS

					Unrealized
	Fixed Rate	Floating Rate	Termination	Notional	Appreciation/
Counterparty	(Fund Pays)	(Fund Receives)	Date	Amount	(Depreciation)

BNP Paribas	1.865% quarterly	3 month LIBOR	4/14/2012	$55,000,000	$20,764
BNP Paribas	2.430% quarterly	3 month LIBOR	4/14/2014	$80,000,000	195,482

					$216,246

12	Convertible Opportunities and Income Fund SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

Statement of Assets and Liabilities

April 30, 2009 (unaudited)

ASSETS
Investments in securities, at value* (cost $879,811,056)	$681,173,142
Investments in affiliated fund (cost $8,935,825)	8,935,825
Cash with custodian (interest bearing)	367,684
Unrealized appreciation on swaps	216,246
Receivables:
Accrued interest and dividends	14,384,628
Investments sold	5,281,250
Fund shares sold	481,833
Prepaid expenses	81,182
Other assets	75,810

Total assets	710,997,600

LIABILITIES
Options written, at value (premium $2,030,235)	6,776,688
Payables:
Note payable	89,000,000
Cash collateral for securities on loan	13,252,094
Investments purchased	5,000,000
Affiliates:
Investment advisory fees	369,211
Deferred compensation to trustees	75,810
Financial accounting fees	6,261
Trustees’ fees and officer compensation	5,589
Other accounts payable and accrued liabilities	230,780

Total liabilities	114,716,433

PREFERRED SHARES
$25,000 liquidation value per share applicable to 4,160 shares, including dividends payable	104,011,485

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$492,269,682

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized 52,653,172 shares issued and outstanding	$748,893,222
Undistributed net investment income (loss)	(14,734,126)
Accumulated net realized gain (loss) on investments, written options, foreign currency transactions, and swaps	(38,723,672)
Unrealized appreciation (depreciation) of investments, written options, foreign currency translations, and swaps	(203,165,742)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$492,269,682

Net asset value per common share based on 52,653,172 shares issued and outstanding	$9.35

*	Includes securities loaned with a value of $12,792,373.

Convertible Opportunities and Income Fund Statement of Assets and Liabilities SEMIANNUAL REPORT	13

See accompanying Notes to Financial Statements

Statement of Operations

Six Months Ended April 30, 2009 (unaudited)

INVESTMENT INCOME
Interest	$23,235,636
Dividends	5,759,394
Dividends from affiliates	51,837
Securities lending income	56,276

Total investment income	29,103,143

EXPENSES
Investment advisory fees	2,457,529
Financial accounting fees	35,813
Transfer agent fees	15,351
Accounting fees	22,185
Auction agent and rating agency fees	163,085
Audit fees	30,793
Legal fees	26,616
Deferred debt structuring fee	2,898,756
Custodian fees	8,525
Printing and mailing fees	109,912
Registration fees	26,353
Trustees’ fees and officer compensation	27,053
Program fee	593,662
Liquidity fee	2,111,698
Interest expense	887,262
Arrangement fee	2,055
Other	20,053

Total expenses	9,436,701
Less expense reductions	(348,418)

Net expenses	9,088,283

NET INVESTMENT INCOME (LOSS)	20,014,860

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	(30,536,569)
Purchased options	(12,540,842)
Foreign currency transactions	(92,657)
Written options	4,368,707
Swaps	(18,471)
Change in net unrealized appreciation/depreciation on:
Investments, excluding purchased options	96,980,625
Purchased options	10,530,407
Foreign currency translations	96,646
Written options	(3,715,660)
Swaps	232,900

NET REALIZED AND UNREALIZED GAIN (LOSS)	65,305,086

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	85,319,946

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM
Net investment income	(382,963)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$84,936,983

14	Convertible Opportunities and Income Fund SEMIANNUAL REPORT Statement of Operations

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Six Months
	Ended	Year Ended
	April 30, 2009	October 31,
	(Unaudited)	2008

OPERATIONS
Net investment income (loss)	$20,014,860	$56,269,665
Net realized gain (loss) from investments in securities, written options, foreign currency transactions, and swaps	(38,819,832)	27,052,024
Change in net unrealized appreciation/depreciation on investment in securities, written options, foreign currency translations, and swaps	104,124,918	(384,549,692)
Distributions to preferred shareholders from:
Net investment income	(382,963)	(6,153,862)
Capital gains	—	(5,764,493)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	84,936,983	(313,146,358)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(28,149,710)	(68,163,485)
Capital gains	(915,564)	(15,227,041)

Net decrease in net assets from distributions to common shareholders	(29,065,274)	(83,390,526)

CAPITAL STOCK TRANSACTIONS
Proceeds from common shares sold	24,393,621	12,194,151
Offering costs related to common shares sold	(50,000)	(206,264)
Reinvestment of distributions resulting in the issuance of common stock	3,019,512	8,586,698

Net increase (decrease) in net assets from capital stock transactions	27,363,133	20,574,585

TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	83,234,842	(375,962,299)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of period	$409,034,840	$784,997,139

End of period	492,269,682	409,034,840

Undistributed net investment income (loss)	$(14,734,126)	$(6,216,313)

Convertible Opportunities and Income Fund Statements of Changes in Net Assets SEMIANNUAL REPORT	15

See accompanying Notes to Financial Statements

Statement of Cash Flows

Six Months Ended April 30, 2009 (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$85,319,946
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used in operating activities:
Change in unrealized appreciation or depreciation on swaps	(232,900)
Change in written options	3,059,325
Purchase of investment securities	(61,697,645)
Proceeds from disposition of investment securities	105,238,096
Amortization and accretion of fixed-income securities	(1,152,321)
Purchase of short term investments, net	(6,537,838)
Net realized gains/losses from investments, excluding purchased options	30,536,569
Net realized gains/losses from purchased options	12,540,842
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(96,980,625)
Change in unrealized appreciation or depreciation on purchased options	(10,530,407)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	1,251,677
Cash collateral for securities on loan	31,247,000
Prepaid expenses	2,894,582
Other assets	68,955
Increase/(decrease) in liabilities:
Payables to affiliates	(54,196)
Payable upon return of securities loaned	(31,247,000)
Other accounts payable and accrued liabilities	(699,742)

Net cash provided by/(used in) operating activities	$63,024,318

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from common shares sold	23,911,788
Offering costs related to common shares sold	(50,000)
Distributions to common shareholders	(26,045,762)
Distributions to preferred shareholders	(472,958)
Repayments of Note payable	(60,000,000)

Net cash provided by/(used in) financing activities	$(62,656,932)

Net increase/(decrease) in cash and cash equivalents	$367,386

Cash at beginning of the year	$298

Cash at end of the year	$367,684

Supplemental disclosure
Cash paid for interest	$1,386,942

Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $3,019,512.

16	Convertible Opportunities and Income Fund SEMIANNUAL REPORT Statement of Cash Flows

See accompanying Notes to Financial Statements

Notes to Financial Statements

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. Calamos Convertible Opportunities and Income Fund (the ”Fund”) was organized as a Delaware statutory trust on April 17, 2002 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 26, 2002.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertibles and non-convertible income securities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Portfolio Valuation. The valuation of the Fund’s portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time the Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV.

When a most recent last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities are generally traded in the over-the-counter market and are valued by independent pricing services or by dealers who make markets in such securities. Valuations of fixed income securities consider yield or price of bonds of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by

Convertible Opportunities and Income Fund Notes to Financial Statements SEMIANNUAL REPORT	17

Notes to Financial Statements

institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2009. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at prior end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of its taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for unrecognized tax benefits in connection with Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2004 – 2007 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

18	Convertible Opportunities and Income Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

New Accounting Pronouncements. Effective November 1, 2008, the Fund adopted the provisions of the Statement of Financial Accounting Standard No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs used to determine a valuation, and these inputs are segregated into three levels. Tables summarizing the Fund’s investments under these levels are shown in the Notes to Financial Statements, Note 11 – Valuations.

Effective November 1, 2008, the Fund adopted the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161). SFAS 161 requires that objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation. The required disclosures are reflected in the Schedule of Investments, Statement of Operations, and in the Notes to Financial Statements, Note 6 – Derivative Instruments.

NOTE 2 – INVESTMENT ADVISOR AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee payable monthly, equal to 0.80% based on the average weekly managed assets. Calamos Advisors has contractually agreed to waive a portion of its management fee at the annual rate of 0.11% of the average weekly managed assets of the Fund (through June 30, 2009 and to waive a declining amount for two additional years (0.04% of the average weekly managed assets in 2010). For the period ended April 30, 2009, the total advisory fee waived pursuant to such agreement was $337,910 and is included in the Statement of Operations under the caption “Less expense reductions”.

Calamos Advisors has agreed to waive a portion of its advisory fee charged to the Fund equal to the advisory fee paid by Calamos Government Money Market Fund (“GMMF,” an affiliated fund and a series of Calamos Investments Trust) attributable to the Fund’s investment in GMMF, based on daily net assets. For the period ended April 30, 2009, the total advisory fee waived pursuant to such agreement was $10,508 and is included in the Statement of Operations under the caption “Less expense reductions”.

Pursuant to a financial accounting services agreement, the Fund also pays Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets; 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Convertible Opportunities and Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, and Calamos Global Dynamic Income Fund). “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage). Financial accounting services include, but are not limited to, the following: managing expenses and expenses payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee to Calamos Advisors based on its respective assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fee and officer compensation” expenses on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Financial Services LLC (“CFS”) and Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

Convertible Opportunities and Income Fund Notes to Financial Statements SEMIANNUAL REPORT	19

Notes to Financial Statements

The Fund has adopted a deferred compensation plan (the “Plan). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amount deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation investments of $78,810 are included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2009. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to Trustees” on the Statement of Assets and Liabilities at April 30, 2009.

NOTE 3 – INVESTMENTS

Purchases and sales of investments, excluding short-term investments, for the period ended April 30, 2009 were as follows:

Purchases	$66,624,957
Proceeds from sales	(110,514,850)

The following information is presented on a federal income tax basis as of April 30, 2009. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at April 30, 2009 was as follows:

Cost basis of investments	$898,319,830

Gross unrealized appreciation	6,272,886
Gross unrealized depreciation	(214,483,749)

Net unrealized appreciation (depreciation)	$(208,210,863)

NOTE 4 – INCOME TAXES

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component. The tax character of distributions for the period ended April 30, 2009 will be determined at the end of the Fund’s current fiscal year.

Distributions during the fiscal year ended October 31, 2008 were characterized for federal income tax purposes as follows:

Distributions paid from:
Ordinary income	$74,005,570
Long-term capital gains	21,745,025

20	Convertible Opportunities and Income Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

As of October 31, 2008, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$1,103,023
Undistributed capital gains	917,159

Total undistributed earnings	2,020,182
Accumulated capital and other losses	—
Net unrealized gains/(losses)	(314,333,334)

Total accumulated earnings/(losses)	(312,313,152)
Other	(182,097)
Paid-in capital	721,530,089

Net assets applicable to common shareholders	$409,034,840

NOTE 5 – COMMON SHARES

There are unlimited common shares of beneficial interest authorized and 52,653,172 shares outstanding at April 30, 2009. Calamos Advisors owned 13,474 of the outstanding shares at April 30, 2009. Transactions in common shares were as follows:

	Six Months Ended
	April 30, 2009	Year Ended
	(unaudited)	October 31, 2008

Beginning shares	49,513,661	47,938,822
Shares sold	2,788,809	920,233
Shares issued through reinvestment of distribution	350,702	654,606

Ending shares	52,653,172	49,513,661

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

NOTE 6 – DERIVATIVE INSTRUMENTS

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward currency contracts at April 30, 2009.

Equity Risk. The Fund may engage in option transactions and in doing so achieve the similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is

Convertible Opportunities and Income Fund Notes to Financial Statements SEMIANNUAL REPORT	21

Notes to Financial Statements

adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

As of April 30, 2009, the Fund had outstanding purchased options and written options as listed on the Schedule of Investments. For the period ended April 30, 2009, the Fund had the following transactions in options written:

	Number of Contracts	Premiums Received

Options outstanding at October 31, 2008	4,880	$2,686,570
Options written	29,089	$7,249,236
Options closed	(27,254)	$(7,647,540)
Options expired	(550)	$(4,496)
Options exercised	(16)	$(253,535)

Options outstanding at April 30, 2009	6,149	$(2,030,235)

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to manage duration and yield curve risk, or as alternatives to direct investments. An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. Three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another). In the case of a coupon swap, the Fund may agree with a counterparty that the Fund will pay a fixed rate (multiplied by a notional amount) while the counterparty will pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy.

Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2009, the Fund had outstanding interest rate swap agreements as listed on the Schedules of Investments.

Below are the types of derivatives in the Fund by location as presented in the Statement of Asset and Liabilities:

	Assets	Liabilities

	Statement of Assets and Liabilities Location	Statement of Assets and Liabilities Location

Derivative Type
Option contracts	Investments in securities	Options written
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	Unrealized depreciation on forward foreign currency contracts

22	Convertible Opportunities and Income Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

Below are the types of derivatives in the Fund by gross value as of April 30, 2009:

	Assets		Liabilities

	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value

Derivative Type:
Options purchased	Investments in securities	$1,191,528	Options written	$6,776,688
Interest Rate contracts	Unrealized appreciation on swaps	216,246	Unrealized depreciation on swaps	—
Credit Default Contracts	Unrealized appreciation on swaps	—	Unrealized depreciation on swaps	—

VOLUME OF DERIVATIVE ACTIVITY FOR THE SIX MONTHS ENDED APRIL 30, 2009*

Equity:
Purchased options	11,830
Written options	29,089
Foreign currency contracts	—
Interest rate swaps	195,000,000
Credit swaps	—

*	Activity during the period is measured by opened number of contracts for options and opened notional amount for swap contracts.

NOTE 7 – PREFERRED SHARES

There are unlimited shares of Auction Rate Cumulative Preferred Shares (“Preferred Shares”) authorized. The Preferred Shares have rights as determined by the board of trustees. The 4,160 shares of Preferred Shares outstanding consist of seven series, 552 shares of M, 552 shares of TU, 553 shares of W, 553 shares of TH, 650 shares of W28, 650 shares of TH7, and 650 shares of F7. The Preferred Shares have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends, whether or not declared.

Dividends on the Preferred Shares are cumulative at a rate typically reset every seven days based on the results of an auction. Dividend rates ranged from 0.08% to 4.30% for the period ended April 30, 2009. Under the 1940 Act, the Fund may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

If all holders of Preferred Shares who want to sell their shares are unable to do so because there are insufficient bidders in the auction at rates below the maximum rate as prescribed by the terms of the security, a failed auction results. When an auction fails, all holders receive the maximum rate and may be unable to sell their shares at the next auction. The maximum applicable rate on preferred shares is 150% of the “AA” Financial Commercial Paper Rate.

During the period February 13, 2008 to April 30, 2009, the auctions for the Preferred Shares of the Fund were not successful. As a result, the Preferred Share dividend rates were reset to the maximum applicable rate which is 150% of the “AA” Financial Commercial Paper Rate. Failed auctions result not from an event of default or a credit issue but a liquidity event.

The Fund may, from time to time, in whole or in part, repurchase shares of its Preferred Shares for cash at a price not above the market value of such shares at the time of such purchase plus any accumulated but unpaid dividends subject to the requirement of applicable law. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Statement of Preferences are not satisfied.

The holders of Preferred Shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class except on matters affecting only the holders of Preferred Shares or only the holders of common shares, when the respective classes vote alone.

Convertible Opportunities and Income Fund Notes to Financial Statements SEMIANNUAL REPORT	23

Notes to Financial Statements

NOTE 8 – BORROWINGS

On May 13, 2008, the Fund entered into a Revolving Credit and Security Agreement with conduit lenders and a bank that allowed it to borrow up to an initial limit of $336.6 million. Borrowings under the Revolving Credit and Security Agreement were secured by assets of the Fund. Interest was charged at a rate above the conduits’ commercial paper issuance rate and was payable monthly. Under the Revolving Credit and Security Agreement, the Fund also paid a program fee on its outstanding borrowings to administer the facility and a liquidity fee on the total borrowing limit. Program and liquidity fees for the period ended April 30, 2009 were $593,662 and $2,111,698 respectively and are included in the Statement of Operations.

On April 30, 2009, the Fund entered into a Committed Facility Agreement (the Agreement) with BNP Paribas Prime Brokerage, Inc. that allows the Fund to borrow up to an initial limit of $300,000,000. The Agreement with BNP Paribas Prime Brokerage replaced the existing Revolving Credit and Security Agreement and an initial draw-down of $89,000,000 under the Agreement was utilized to pay off outstanding indebtedness under the Revolving Credit and Security Agreement in their entirety.

Borrowings under the Agreement are secured by assets of the Fund. Interest is charged at quarterly LIBOR (London Inter-bank Offered Rate) plus .95% on the amount borrowed and .85% on the undrawn balance. The Fund will pay a one-time Arrangement fee of .25% of the total borrowing limit. The Arrangement fee for the period ended April 30, 2009 totaled $2,055 and is included in the Statement of Operations.

For the period ended April 30, 2009, the average borrowings and the average interest rate were $94,524,862 and 1.77%, respectively. As of April 30, 2009, the amount of such outstanding borrowings is $89,000,000. The interest rate applicable to the borrowings on April 30, 2009 was 1.97%.

BNP Paribas Prime Brokerage, Inc (“BNP”) has the ability to reregister the collateral in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral (“Hypothecated Securities”) with all attendant rights of ownership. The Fund can recall any Hypothecated Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the fund no later than three business days after such request. If the Fund recalls a Hypothecated Security in connection with a sales transaction and BNP fails to return the Hypothecated Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Hypothecated Securities or equivalent securities to the executing broker for the sales transaction and for any buy-in costs that the executing broker may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set off an amount equal to one hundred percent (100%) of the then-current fair market value of such hypothecated securities against any amounts owed to BNP under the Committed Facility Agreement.

NOTE 9 – SECURITIES LENDING

The Fund may loan one or more of its securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Fund. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. Upon receipt of cash or cash equivalent collateral, the Fund’s securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Fund records the investment of collateral as an asset and the value of the collateral as a liability on the Statement of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Fund will record unrealized depreciation equal to the decline in value of the invested collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call a loan and obtain the securities loaned at any time. The Fund does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its right thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Fund’s security lending agent monitors and

24	Convertible Opportunities and Income Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

reports to Calamos Advisors on the creditworthiness of the firms to which the Fund lends securities. At April 30, 2009, the Fund held securities valued at $12,792,373 on loan to broker-dealers and banks and held $13,252,094 in cash or cash equivalent collateral.

On September 15, 2008, Lehman Brothers Holdings, Inc. (LBHI) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom, and Japan. The Bank of New York Institutional Cash Reserve Fund (“BNY Institutional Cash Reserve Fund”), an investment vehicle utilized by the Fund for securities lending collateral investment, had exposure to LBHI debt. The BNY Institutional Cash Reserve Fund subsequently distributed Series B shares of the BNY Institutional Cash Reserve Fund to investors with positions as of September 15, 2008. The Series B shares were allocated based upon the LBHI exposure and the respective investment in the BNY Institutional Cash Reserve Fund. Series B holdings consist entirely of BNY Institutional Cash Reserve Fund LBHI debt. The Fund’s holdings of the Series B shares are disclosed on the Schedule of Investments.

NOTE 10 – SYNTHETIC CONVERTIBLE INSTRUMENTS

The Fund may establish a ”synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (”fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (”convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or purchased options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

NOTE 11 – VALUATIONS

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 holdings use inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange).

•	Level 2 holdings reflect inputs other than quoted prices, but use observable market data (including quoted prices of similar securities, interest rates, credit risk, ect.).

•	Level 3 holdings are valued using unobservable inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value).

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	Value of Investment	Value of Investment	Other Financial
Valuation Inputs	Securities	Securities Sold Short	Instruments*

Level 1 – Quoted Prices	$100,537,313	$—	$(6,776,688)
Level 2 – Other significant observable inputs	589,571,654	—	216,246
Level 3 – Significant unobservable inputs	—	—	—

Total	$690,108,967	$—	$(6,560,442)

*	Other Financial Instruments may include written options, forwards contracts, and swaps contracts.

Convertible Opportunities and Income Fund Notes to Financial Statements SEMIANNUAL REPORT	25

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	Six Months Ended
	April 30,
	(unaudited)	Year Ended October 31,

	2009	2008	2007	2006	2005	2004

Net asset value, beginning of period	$8.26	$16.38	$16.42	$16.59	$18.03	$18.01

Income from investment operations:
Net investment income (loss)	0.39 *	1.16 *	1.44 *	1.50	1.65	1.91

Net realized and unrealized gain (loss) on investments, written options, foreign currency and swaps	1.28	(7.31)	0.97	0.81	0.03	0.52

Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	(0.01)	(0.13)	(0.41)	(0.36)	(0.19)	(0.11)

Capital gains (common share equivalent basis)	—	(0.12)	(0.02)	(0.03)	(0.06)	— **

Total from investment operations	1.66	(6.40)	1.98	1.92	1.43	2.32

Less distributions to common shareholders from:
Net investment income	(0.55)	(1.41)	(1.55)	(1.61)	(1.65)	(1.80)

Capital gains	(0.02)	(0.31)	(0.47)	(0.48)	(1.22)	(0.45)

Capital charge resulting from issuance of common and preferred shares	— **	— **	—	—	—	(0.05)

Net asset value, end of period	$9.35	$8.26	$16.38	$16.42	$16.59	$18.03

Market value, end of period	$9.06	$9.10	$16.90	$19.73	$19.52	$20.50

Total investment return based on(a):
Net asset value	21.42%	(42.58)%	11.51%	10.47%	6.69%	12.65%

Market value	6.79%	(38.69)%	(4.25)%	12.81%	10.40%	17.69%

Ratios and supplemental data:
Net assets applicable to common shareholders, end of period (000’s omitted)	$492,270	$409,035	$784,997	$771,994	$764,502	$808,278

Preferred shares, at redemptions value ($25,000 per share liquidation preference) (000’s omitted)	$104,000	$104,000	$384,000	$384,000	$384,000	$384,000

Ratios to average net assets applicable to common shareholders:
Net expenses(b)(c)	3.83%	1.92%	1.08%	1.04%	1.06%	1.00%

Gross expenses prior to expense reductions and earnings credits(b)(c)	3.99%	2.16%	1.43%	1.42%	1.43	1.37

Net investment income (loss)(b)(c)	9.06%	8.38%	8.83%	9.17%	9.59%	10.56%

Preferred share distributions from net investment income(b)	0.18%	0.92%	2.51%	2.18%	1.11%	0.65%

Net investment income (loss), net of prefered share distributions from net investment income(b)	8.88%	7.46%	6.32%	6.99%	8.48%	9.91%

Portfolio turnover rate	10%	53%	52%	48%	76%	54%

Asset coverage per preferred share, at end of period(d)	$143,337	$123,350	$76,142	$75,291	$74,795	$77,624

Asset coverage per $1,000 of loan outstanding(e)	$6,531	$3,745	$—	$—	$—	$—

*	Net investment income allocated based on average shares method.

**	Amount equated to less than $0.005 per common share.

(a)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)	Annualized for periods less than one year.

(c)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(d)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

(e)	Calculated by subtracting the Fund’s total liabilities (not including Note payable) and preferred shares from the Fund’s total assets and dividing this by the note payable outstanding.

26	Convertible Opportunities and Income Fund SEMIANNUAL REPORT Financial Highlights

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Convertible Opportunities and Income Fund

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, for Calamos Convertible Opportunities and Income Fund (the “Fund”) as of April 30, 2009, and the related statements of operations, changes in net assets, and cash flows and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Fund’s management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Fund for the year ended October 31, 2008 and the financial highlights for each of the five years then ended; and in our report dated December 18, 2008, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Chicago, Illinois
June 17, 2009

Report of Independent Registered Public Accounting Firm SEMIANNUAL REPORT	27

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About Closed-End Funds

What is a Closed-End Fund?
A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing
• Defined Asset Pool Allows Efficient Portfolio Management—Although closed- end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

• More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

• Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

• Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

• Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

• No Minimum Investment Requirements

 OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

Open-End Fund	Closed-End Fund
Issues new shares on an ongoing basis	Issues a fixed number of shares
Issues equity shares	Can issue senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

30	Convertible Opportunities and Income Fund SEMIANNUAL REPORT About Closed-End Funds

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return
The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan
The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits
• Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

• Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

• Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

For additional information about the Plan, please contact the Plan Agent, The Bank of New York Mellon, at 800.432.8224. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

Convertible Opportunities and Income Fund Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan SEMIANNUAL REPORT	31

The Calamos Investments Advantage

Calamos’ history is one of performing well for our clients through 30 years of advances and declines in the market. We use proprietary risk-management strategies designed to control volatility, and maintain a balance between risk and reward throughout a market cycle.

Disciplined Investment Philosophy and Process

Calamos Investments has developed a proprietary research and monitoring process that goes far beyond traditional security analysis. This process applies to each of our investment strategies, with emphasis varying by strategy. When combined with the company-specific research and industry insights of our investment team, the goal is nimble, dynamic management of a portfolio that allows us to anticipate and adapt to changing market conditions. In each of our investment strategies, from the most conservative to the most aggressive, our goals include maximizing return while controlling risk, protecting principal during volatile markets, avoiding short-term market timing, and maintaining a vigilant long-term outlook.

Comprehensive Risk Management

Our approach to risk management includes continual monitoring, adherence to our discipline, and a focus on assuring a consistent risk profile during all phases of the market cycle. Incorporating qualitative and quantitative factors as well as a strong sell discipline, this risk-control policy seeks to help preserve investors’ capital over the long term.

Proven Investment Management Team

The Calamos Family of Funds benefits from our team’s decades of experience in the investment industry. We follow a one-team, one-process approach that leverages the expertise of more than 50 investment professionals, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, whose investment industry experience dates back to 1970 and 1983, respectively. Through the collective industry experience and educational achievements of our research and portfolio staff, we can respond to the challenges of the market with innovative and timely ideas.

Sound Proprietary Research

Over the years, we have invested significant time and resources in developing and refining sophisticated analytical models that are the foundation of the firm’s research capabilities, which we apply in conjunction with our assessment of broad themes. We believe evolving domestic policies, the growing global economy, and new technologies present long-term investment opportunities for those who can detect them.

32	Convertible Opportunities and Income Fund SEMIANNUAL REPORT The Calamos Investments Advantage

Calamos Closed-End Funds

Intelligent Asset Allocation in Five Distinct Closed-End Funds
Depending on which Calamos closed-end fund you currently own, you may want to consider one or more of our other closed-end strategies to further diversify your investment portfolio.

Seek the advice of your financial advisor, who can help you determine your financial goals, risk tolerance, time horizon and income needs. To learn more, you can also visit our website at www.calamos.com.

Fund Asset Allocation as of 4/30/09	Fund Profile

Calamos Convertible Opportunities and Income Fund (CHI)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Convertible and High Income Fund (CHY)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Global Dynamic Income Fund (CHW)

Providing Global Enhanced Fixed Income Potential

Objective: The Fund seeks to generate a high level of current income with a secondary objective of capital appreciation. The Fund has maximum flexibility to dynamically allocate among equities, fixed-income securities and alternative investments around the world.

Calamos Strategic Total Return Fund (CSQ)

Providing Total Return

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of equity, convertible and below investment-grade (high-yield) fixed-income securities.

Calamos Global Total Return Fund (CGO)

Providing Global Total Return

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of global equity, global convertible and below investment-grade (high-yield) fixed-income securities.

Fund asset allocations are based on total investments (excluding security lending collateral) and may vary over time.

Convertible Opportunities and Income Fund Calamos Closed-End Funds SEMIANNUAL REPORT	33

A description of the Calamos Proxy Voting Policies and Procedures and the Fund's proxy voting record for the 12 month period ended June 30, 2008, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund's proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE
800.432.8224

TO OBTAIN INFORMATION
800.582.6959

VISIT OUR WEB SITE
www.calamos.com

INVESTMENT ADVISER
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

FUND ACCOUNTING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02111

CUSTODIAN AND TRANSFER AGENT
The Bank of New York Mellon
P.O. Box 11258
Church Street Station
New York, NY 10286
800.524.4458

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
K & L Gates LLP
Chicago, IL

CALAMOS®

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959

www.calamos.com

© 2009 Calamos Holdings LLC. All Rights Reserved. Calamos®, Calamos Investments®, Investment strategies for your serious money® and the Calamos® logo are registered trademarks of Calamos Holdings LLC.

CHISAN 1790 2009

ITEM 2. CODE OF ETHICS.
Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics – Not applicable.
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Calamos Convertible Opportunities and Income Fund

By:	/s/ John P. Calamos, Sr.

Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 26, 2009

By:	/s/ Nimish S. Bhatt

Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 26, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
Calamos Convertible Opportunities and Income Fund

By:	/s/ John P. Calamos, Sr.

Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 26, 2009

By:	/s/ Nimish S. Bhatt

Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 26, 2009